UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

Greer Bancshares Incorporated
(Exact name of registrant
as specified in its charter)

South Carolina	000-33021	57-1126200
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina 29650
(Address of principal executive offices)   (Zip Code)

(864) 877-2000
(Telephone Number)

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Item 4. Change in Registrant's Certifying Accountant

EXPLANATORY NOTE

On January 7, 2004, Greer Bancshares Incorporated filed a Form 8-K to announce a technical change in accountants, as its independent auditor, Crisp Hughes Evans LLP, was scheduled to merge with Dixon Odom PLLC as of January 1, 2004.

In fact, this merger has been delayed and has not yet occurred. Consequently, the Company’s Form 8-K was premature, and its independent auditor is still Crisp Hughes Evans LLP.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED By: /s/ R. Dennis Hennett Name: R. Dennis Hennett Title: President and Chief Executive Officer

Dated: January 15, 2004